EATON VANCE MUNICIPAL INCOME TRUST
Supplement to Prospectus dated March 27, 2017 and Prospectus Supplement dated March 27, 2017

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Trust’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage discount to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On June 5, 2017 the last reported sale price, NAV per Common Share and percentage discount to NAV per Common Share, were $12.99, $13.51 and (3.85)%, respectively.  As of June 5, 2017, we had 23,782,344 Common Shares outstanding and net assets of approximately $321,390,954.57.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $12.99 per share for our Common Shares on the NYSE as of June 5, 2017, we estimate that the net proceeds of this offering will be approximately $14,672,010.93 after deducting the estimated sales load and the estimated offering expenses payable by the Trust.

June 6, 2017